UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2023

PORTAGE FINTECH ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40639	98-1592069
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

315 Lake Street East, Suite 301 Wayzata, MN	55391
(Address of principal executive offices)	(Zip Coe)

(952) 456-5300
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol:	Name of Each Exchange on Which Registered:
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	PFTAU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	PFTA	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	PFTAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer

On August 11, 2023, Portage Fintech Acquisition Corporation (the “Company”) appointed John P. Stanfield to serve as its Chief Financial Officer, effective immediately. Mr. Stanfield, age 42, has significant experience with U.S. GAAP, finance, operations, and taxation demonstrated over several years and several billion dollars of enterprise value in the private equity and alternative asset industry. He has been a Certified Public Accountant since 2006, and has served as senior principal with Stanfield & Associates, a public accounting firm specializing in the private equity industry and international taxation, since 2011. Mr. Stanfield has also served as Chief Executive Officer at Aequum Capital, LLC, a tech-enabled commercial lender, since August 2023 and Chief Financial Officer at Welsbach Technology Metals Acquisition Corp. (Nasdaq:WTMAU) since December 2021. He held the role of Co-President at Aequum from September 2021 to August 2023. Previously, he served as Chief Executive Officer of Lorem LLC, a provider of accounting services for special purpose acquisition companies, from May 2021 to September 2022, and as Chief Financial Officer at LQD Business Finance, a national fintech startup, from 2018 to September 2020. Mr. Stanfield holds a B.A. and an M.S.T. from the University of Illinois Urbana-Champaign and an M.S.A from DePaul University.

There is no arrangement or understanding between Mr. Stanfield and any other persons pursuant to which Mr. Stanfield was selected as an officer. There are no family relationships between Mr. Stanfield and any director or executive officer of the Company and no related-party transactions involving Mr. Stanfield that would require disclosure under Item 404(a) of Regulation S-K.

Corey Campbell ceased to serve as the Company’s Chief Financial Officer effective as of Mr. Stanfield’s appointment.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2023	PORTAGE FINTECH ACQUISITION CORPORATION

	By:	/s/ Rick Gaenzle
	Name:	Rick Gaenzle
	Title:	Chief Executive Officer

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